UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 29, 2023, Standard BioTools Inc. ("Standard BioTools" or the "Company") issued a press release titled "Glass Lewis Recommends Standard BioTools Stockholders Vote "FOR" All Proposals Relating to Proposed Merger with SomaLogic", a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Standard BioTools Inc., dated as of December 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

As previously disclosed, on October 4, 2023, Standard BioTools, SomaLogic, Inc., a Delaware corporation ("SomaLogic"), and Martis Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger, pursuant to which, among other matters, Merger Sub will merge with and into SomaLogic (the "Merger"), with SomaLogic surviving the Merger as a wholly owned subsidiary of the Company. In connection with the Merger and required stockholder approval, Standard BioTools filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, as amended (the "Form S-4"), which was declared effective by the SEC on December 1, 2023. The Form S-4 includes a definitive joint proxy statement of Standard BioTools and SomaLogic and also constitutes a final prospectus of Standard BioTools. The definitive joint proxy statement was mailed or otherwise made available to stockholders of Standard BioTools and SomaLogic on or about December 4, 2023. Standard BioTools' and SomaLogic's stockholders are urged to carefully read the joint proxy statement/prospectus (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety because they contain important information about the Merger and the parties to the Merger. Investors and stockholders may obtain free copies of these documents and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Standard BioTools at http://investors.standardbio.com or contacting Standard BioTools' Investor Relations department at investors@standardbio.com or at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com.

Participants in the Solicitation

Standard BioTools, SomaLogic and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard BioTools' stockholders with respect to the Merger. Information about Standard BioTools' directors and executive officers, including their ownership of Standard BioTools' securities, is set forth in the joint proxy statement/prospectus, Standard BioTools' proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023, Current Reports on Form 8-K, which were filed with the SEC on May 3, 2023, May 15, 2023, June 16, 2023 and July 28, 2023, and Standard BioTools' other filings with the SEC. Information concerning SomaLogic's directors and executive officers, including their ownership of SomaLogic securities, is set forth in the joint proxy statement/prospectus, SomaLogic's proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023, Current Reports on Form 8-K, which were filed with the SEC on June 6, 2023, as amended on June 14, 2023, June 9, 2023, October 4, 2023 and December 12, 2023, and SomaLogic's other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Standard BioTools and its respective executive officers and directors in the Merger, which may be different than those of Standard BioTools' stockholders generally, by reading the definitive proxy statements regarding the Merger, which have been filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov, at http://investors.standardbio.com or by contacting Standard BioTools' Investor Relations department at investors@standardbio.com or at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of the management of Standard BioTools and SomaLogic that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements, many of which are beyond the control of Standard BioTools and SomaLogic. All statements other than statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected timing of the closing of the Merger; the ability of the parties to complete the Merger considering the various closing conditions; and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to, among other things, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Standard BioTools' and SomaLogic's businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the Merger and the potential failure to satisfy the conditions to the consummation of the Merger, including obtaining stockholder and regulatory approvals; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the Merger on the ability of Standard BioTools or SomaLogic to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Standard BioTools or SomaLogic does business, or on Standard BioTools' or SomaLogic's operating results and business generally; (v) Standard BioTools' or SomaLogic's respective businesses may suffer as a result of uncertainty surrounding the Merger and disruption of management's attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger or otherwise, or the impact of the Merger thereupon; (vii) Standard BioTools or SomaLogic may be adversely affected by other economic, business and/or competitive factors, (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger agreement and the Merger; (ix) restrictions during the pendency of the Merger that may impact Standard BioTools' or SomaLogic's ability to pursue certain business opportunities or strategic transactions; (x) the risk that Standard BioTools or SomaLogic may be unable to obtain governmental and regulatory approvals required for the Merger, or that required governmental and regulatory approvals may delay the consummation of the Merger or result in the imposition of conditions that could reduce the anticipated benefits from the Merger or cause the parties to abandon the Merger; (xi) risks that the anticipated benefits of the Merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Standard BioTools shares to be issued in the Merger; (xiv) the risk that post-closing integration of the Merger may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the Merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company's existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Standard BioTools' and SomaLogic's traded securities; (xvi) the lingering effects of the COVID-19 pandemic on Standard BioTools' and SomaLogic's industry and individual companies, including on counterparties, the supply chain, the execution of research and development programs, access to financing and the allocation of government resources; (xvii) the ability of Standard BioTools or SomaLogic to protect and enforce intellectual property rights; and (xviii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Standard BioTools' and SomaLogic's response to any of the aforementioned factors. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors" section of Standard BioTools' most recent quarterly report on Form 10-Q filed with the SEC on November 7, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 14, 2023 and in Standard BioTools' other filings with the SEC, as well as the "Risk Factors" section of SomaLogic's most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 28, 2023 and in SomaLogic's other filings with the SEC. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Standard BioTools and SomaLogic and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Any such forward-looking statements represent management's reasonable estimates and beliefs as of the date of this Current Report on Form 8-K. While Standard BioTools and SomaLogic may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2023	STANDARD BIOTOOLS INC.

	By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Title:	Chief Financial Officer